                                                                      Exhibit 24


                                 OM Group, Inc.

                                    Form 10-K
                        Power of Attorney for Directors

The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") a Form 10-K (together with any and all subsequent amendments, the "Form 10-K"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as director of the Company, the Form 10-K and any and all other documents to be filed with the Commission pertaining to the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes a she could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 16th day of March 2001.

                                                     /s/ Edward W. Kissel

                                 OM Group, Inc.

                                    Form 10-K
                         Power of Attorney for Directors

The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") a Form 10-K (together with any and all subsequent amendments, the "Form 10-K"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as director of the Company, the Form 10-K and any and all other documents to be filed with the Commission pertaining to the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes a she could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 16th day of March 2001.

                                                      /s/ Markku Toivanen

                                 OM Group, Inc.

                                    Form 10-K
                         Power of Attorney for Directors

The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") a Form 10-K (together with any and all subsequent amendments, the "Form 10-K"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as director of the Company, the Form 10-K and any and all other documents to be filed with the Commission pertaining to the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes a she could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 16th day of March 2001.

                                                   /s/ Lee R. Brodeur

                                 OM Group, Inc.

                                    Form 10-K
                         Power of Attorney for Directors

The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") a Form 10-K (together with any and all subsequent amendments, the "Form 10-K"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as director of the Company, the Form 10-K and any and all other documents to be filed with the Commission pertaining to the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes a she could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 16th day of March 2001.

                                             /s/ Thomas R. Miklich

                                 OM Group, Inc.

                                    Form 10-K
                         Power of Attorney for Directors

The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") a Form 10-K (together with any and all subsequent amendments, the "Form 10-K"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as director of the Company, the Form 10-K and any and all other documents to be filed with the Commission pertaining to the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes a she could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 16th day of March 2001.

                                                  /s/ John E. Mooney

                                 OM Group, Inc.

                                    Form 10-K
                         Power of Attorney for Directors

The undersigned, a director of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") a Form 10-K (together with any and all subsequent amendments, the "Form 10-K"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as director of the Company, the Form 10-K and any and all other documents to be filed with the Commission pertaining to the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes a she could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 16th day of March 2001.

                                                 /s/ Frank Butler

                                 OM Group, Inc.

                                    Form 10-K
                               Power of Attorney

The undersigned, Chief Financial Officer of OM Group, Inc., a Delaware corporation (the "Company"), which anticipates the filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Exchange Act of 1934 (the "Act") a Form 10-K (together with any and all subsequent amendments, the "Form 10-K"), does hereby constitute and appoint James P. Mooney, James M. Materna or Michael J. Scott and any one of them with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as director of the Company, the Form 10-K and any and all other documents to be filed with the Commission pertaining to the Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes a she could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

Executed this 16th day of March 2001.

                                                 /s/ James M. Materna